UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2017

Central Index Key Number of the issuing entity: 0001701638

JPMCC Commercial Mortgage Securities Trust 2017-JP6

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013611

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001632269

Benefit Street Partners CRE Finance LLC

Central Index Key Number of the sponsor: 0001682518

Starwood Mortgage Funding VI LLC

(Exact Names of the Sponsors as Specified in their Charters)

New York	333-206361-10	13-3789046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

383 Madison Avenue, New York, New York	10179
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 834-5467

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[   ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1. Registrant’s Business and Operations.

Item 1.01.	Entry into a Material Definitive Agreement.

On or about June 16, 2017, a series of mortgage pass-through certificates, entitled JPMCC Commercial Mortgage Securities Trust 2017-JP6, Commercial Mortgage Pass-Through Certificates, Series 2017-JP6 (the “Certificates”), was issued by J.P. Morgan Chase Commercial Mortgage Securities Trust 2017-JP6 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2017 (the “Pooling and Servicing Agreement”), between J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Mortgage Loan identified as “Apex Fort Washington” on Exhibit B to the Pooling and Servicing Agreement (the “Apex Fort Washington Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Apex Fort Washington Whole Loan”) that includes the Apex Fort Washington Mortgage Loan, one or more pari passu loans, which are not assets of the Issuing Entity (each, an “Apex Fort Washington Pari Passu Companion Loan”). The Pooling and Servicing Agreement provides that the Apex Fort Washington Whole Loan is to be serviced and administered (i) until the securitization of the related Servicing Shift Lead Note, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the related Servicing Shift Lead Note, under the pooling and servicing agreement entered into in connection with that securitization.

On September 29, 2017, the Servicing Shift Lead Note related to Apex Fort Washington Whole Loan was securitized pursuant to the CSAIL 2017-CX9 Mortgage Trust securitization transaction. As of such date, the Apex Fort Washington Whole Loan, including the Apex Fort Washington Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of September 1, 2017 (the “CSAIL 2017-CX9 Pooling and Servicing Agreement”), between Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The CSAIL 2017-CX9 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the CSAIL 2017-CX9 Pooling and Servicing Agreement applicable to the servicing of the Apex Fort Washington Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on June 16, 2017 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects. In particular:

•	The primary servicing fee payable to the related Non-Serviced Master Servicer (Wells Fargo Bank, National Association) under the CSAIL 2017-CX9 Pooling and Servicing Agreement will be 0.00250% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for the Apex Fort Washington Mortgage Loan).
•	Subject to the next three bullet point, the special servicing fees, work-out fees and liquidation fees payable to the Non-Serviced Special Servicer under the CSAIL 2017-CX9 Pooling and Servicing Agreement with respect to the Apex Fort Washington Whole Loan will be calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement.
•	The special servicing fee under the CSAIL 2017-CX9 Pooling and Servicing Agreement is subject to a monthly minimum fee of $3,500 (or, if the risk retention consultation party is entitled to consult with the Non-Serviced Special Servicer regarding the Apex Fort Washington Whole Loan, $5,000).

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•	The workout fees payable to the Non-Serviced Special Servicer under the CSAIL 2017-CX9 Pooling and Servicing Agreement with respect to a corrected Apex Fort Washington Whole Loan will be calculated at a rate equal to the lesser of (a) 1.0% of each collection and (b) the rate that would result in a workout fee of $1,000,000 assuming the Apex Fort Washington Whole Loan remains outstanding and pays in accordance with its terms through maturity (or, if the rate in clause (a) above would result in a workout fee that would be less than $25,000, then the workout fee rate will be such higher rate as would result in a workout fee equal to $25,000 assuming the Apex Fort Washington Whole Loan remains outstanding and pays in accordance with its terms through maturity).
•	Any party to the CSAIL 2017-CX9 Pooling and Servicing Agreement that makes a property protection advance with respect to the Apex Fort Washington Mortgage Loan will be entitled to reimbursement for that advance, with interest at the prime rate, in a manner similar to the reimbursement of Servicing Advances under the Pooling and Servicing Agreement. The extent to which modification fees or other fee items with respect to the Apex Fort Washington Whole Loan may be applied to offset interest on advances, servicer expenses and servicing compensation may, in certain circumstances, be less than is the case under the Pooling and Servicing Agreement.
•	The master servicer, special servicer, trustee, certificate administrator and operating advisor under the CSAIL 2017-CX9 Pooling and Servicing Agreement (and their related directors, officers and other agents) will be entitled to reimbursement and/or indemnification for losses, liabilities, costs and expenses associated with the servicing of the Apex Fort Washington Whole Loan pursuant to the CSAIL 2017-CX9 Pooling and Servicing Agreement in a manner, and to an extent, similar, but not necessarily identical, to that by which parties to the Pooling and Servicing Agreement performing similar functions (and their related directors, officers and other agents) are entitled to reimbursement and/or indemnification for losses, liabilities, costs and expenses associated with their obligations under the Pooling and Servicing Agreement. The Trust, as holder of the Apex Fort Washington Mortgage Loan, will be responsible for its pro rata share of any such indemnification amounts (including out of general collections on the CSAIL 2017-CX9 mortgage pool, if necessary).
•	The related Non-Serviced Special Servicer will be required to take actions with respect to the Apex Fort Washington Mortgage Loan if such mortgage loan becomes the equivalent of a Defaulted Loan, which actions will be similar to the actions described under “—Realization Upon Mortgage Loans” and “—Sale of Defaulted Loans and REO Properties” in the Prospectus
•	The CSAIL 2017-CX9 directing certificateholder will have rights substantially similar to the Directing Certificateholder hereunder with respect to the servicing and administration of the Apex Fort Washington Whole Loan, including consenting to Major Decisions proposed by the related Non-Serviced Special Servicer with respect to the Apex Fort Washington Whole Loan and reviewing and consenting to asset status reports prepared by such Non-Serviced Special Servicer in respect of the Apex Fort Washington Whole Loan.
•	The provisions of the CSAIL 2017-CX9 Pooling and Servicing Agreement will also vary from the Pooling and Servicing Agreement with respect to the calculation of appraisal reduction amounts.
•	Servicing transfer events under the CSAIL 2017-CX9 Pooling and Servicing Agreement that would cause the Apex Fort Washington Whole Loan to become specially serviced will be similar to, but not identical to, the corresponding provisions under the Pooling and Servicing Agreement. Any fee restrictions related to servicing transfer events may differ.
•	The provisions of the CSAIL 2017-CX9 Pooling and Servicing Agreement will also vary from the Pooling and Servicing Agreement with respect to timing, control or consultation triggers or thresholds, terminology, allocation of ministerial duties between multiple servicers or other service providers or certificateholder or investor voting or consent thresholds, master servicer and special servicer termination events, rating requirements for accounts and permitted investments, eligibility

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requirements applicable to servicers and other service providers, and the circumstances under which approvals, consents, consultation, notices or rating agency confirmations may be required.
•	With respect to the CSAIL 2017-CX9 Pooling and Servicing Agreement, the servicing provisions relating to performing inspections and collecting operating information are similar, but not necessarily identical, to those of the Pooling and Servicing Agreement.
•	The requirement of the CSAIL 2017-CX9 master servicer to make compensating interest payments in respect of each Applicable Non-Serviced Mortgage Loan is similar, but not necessarily identical, to the requirement of the master servicer to make Compensating Interest Payments in respect of the Serviced Pari Passu Mortgage Loans under the Pooling and Servicing Agreement.
•	The CSAIL 2017-CX9 master servicer and CSAIL 2017-CX9 special servicer (a) have rights related to resignation that may differ in some respects from those of the master servicer and the special servicer and (b) are subject to servicer termination events similar, but not necessarily identical, to those in the Pooling and Servicing Agreement, as well as the rights related thereto.
•	The CSAIL 2017-CX9 Pooling and Servicing Agreement provides for a risk retention consultation party which has certain consultation rights in relation to the servicing of the Apex Fort Washington Whole Loan.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Pooling and Servicing Agreement, dated as of September 1, 2017, between Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

Dated: October 5, 2017

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Exhibit Index

Exhibit No.	Description
99.1	Pooling and Servicing Agreement, dated as of September 1, 2017, between Credit Suisse Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

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